UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7918

Weitz Partners, Inc.
(Exact name of registrant as specified in charter)

Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Address of principal executive offices) (Zip code)

Wallace R. Weitz & Company
Weitz Partners, Inc.
Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-402-391-1980

Date of fiscal year end: March 31, 2003

Date of reporting period: September 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

WEITZ PARTNERS, INC.

Partners Value Fund

S E M I - A N N U A L
R E P O R T

September 30, 2003

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WPVLX

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Historical Performance Information

The table below gives a long-term perspective of the Partners Value Fund (the “Fund”) and its predecessor, Weitz Partners II–Limited Partnership (the “Predecessor Partnership”). Performance numbers are after deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended September 30, 2003, calculated in accordance with SEC standardized formulas.

Period Ended	Partners II	S&P 500	Period Ended	Partners Value	S&P 500

12/31/83†	9.9%	4.2%	12/31/94	-9.0%	1.3%
12/31/84	14.5	6.3	12/31/95	38.7	37.5
12/31/85	40.7	31.7	12/31/96	19.2	22.9
12/31/86	11.1	18.7	12/31/97	40.6	33.4
12/31/87	4.3	5.3	12/31/98	29.1	28.6
12/31/88	14.9	16.5	12/31/99	22.1	21.0
12/31/89	20.3	31.6	12/31/00	21.1	-9.1
12/31/90	-6.3	-3.1	12/31/01	-0.9	-11.8
12/31/91	28.1	30.2	12/31/02	-17.0	-22.1
12/31/92	15.1	7.6	9/30/03††	13.3	14.7
12/31/93	23.0	10.1	Cumulative	1,711.3	963.0

			Average Annual Compound Return (Since inception June 1, 1983)	15.3	12.3

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended September 30, 2003, was 25.6%, 9.6% and 14.7%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

†	Return is for the period 6/1/83 through 12/31/83

††	Return is for the period 1/1/03 through 9/30/03

2

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND

The chart below depicts the change in the value of a $25,000 investment in the Predecessor Partnership and the Fund for the period March 31, 1993 through September 30, 2003, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. As indicated, $25,000 originally invested in the Predecessor Partnership on March 31, 1993, would have been valued at $108,163 on September 30, 2003.

Average Annual Total Returns

	1-Year	5-Year	10-Year

Partners Value Fund	25.6%	9.6%	14.7%
Standard & Poor’s 500 Index	24.4%	1.0%	10.0%

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund’s performance might have been adversely affected.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
September 30, 2003 – Semi-Annual Report

October 8, 2003

Dear Fellow Shareholder:

              The Partners Value Fund was up marginally (+0.2%) during the 3rd calendar quarter of 2003, bringing our total return (appreciation plus income) for the first 9 months to +13.3% vs. a gain of +14.7% for the S&P 500. Over the past 12 months, the Fund is up +25.6% vs. +24.4% for the S&P.

              The table below compares the performance of our Fund to that of our primary benchmark, the S&P 500 (larger companies), the Russell 2000 (smaller companies), the Nasdaq Composite (a proxy for technology stocks), and our peer group of mutual funds (according to Lipper Analytical Services).

	Average Annual Total Returns*

	YTD	1-Year	3-Year	5-Year	10-Year	15-Year

Weitz Partners Value Fund	13.3%	25.6%	0.8%	9.6%	14.7%	14.7%
S&P 500	14.7	24.4	-10.1	1.0	10.0	11.6
Russell 2000	28.6	36.5	-0.8	7.5	8.3	N.A.
Nasdaq Composite	34.3	53.2	-21.0	1.4	8.9	10.7
Average Growth and Income Fund	N.A.	21.8	-5.9	2.8	8.8	N.A

*	All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends (except for the 10 and 15-year Nasdaq numbers for which reinvestment of dividend information was not available).

              Both the stock market and our Fund are moving in the right direction again, and the economy appears to be on the mend. However, before we discuss our investments in more detail, it seems important that we say a few words about the recent scandal involving market timing and late trading in mutual funds.

Market Timing and Late Trading

              In this era of integrity lapses in corporate America, compromised accounting, and conflicts of interest on Wall Street, it was comforting—until recently—that the mutual fund industry had remained above the fray. Now, mutual funds are in the news because some large shareholders have been ‘gaming’ the system and some fund companies have allegedly been complicit in the scams. The practices in question are market timing and the placing of buy and sell orders after the 4 p.m. (Eastern) close of trading on the U.S. stock markets.

              Market timing involves frequent buying and selling of fund shares in response to “signals” which the timer believes gives him an edge. These signals may be based on fundamental or technical stock market indicators (or messages received through the antennae of their tinfoil hats). While trading into and out of fund shares is not illegal, it can be disruptive to portfolio management, so funds usually discourage active trading in their funds. (We do.) The issue currently in the news is that some funds have allegedly allowed certain large market timing clients to trade freely, in spite of their public posture against timers. Our Funds are not good candidates for timers because they are not particularly volatile, but over the years we have spotted a few timers and have terminated their ability to make new purchases in the Funds.

              The more significant allegation is that some fund companies allowed certain large accounts to place buy and sell orders several hours after the 4 p.m. trading deadline. This allowed the favored few to take advantage of news that was likely to affect U.S. stock prices the next day and actual price changes of foreign stocks that are traded in different time zones. This is clearly illegal. It is amazing to me, that even in this era of widespread financial corruption, that so many large, respected fund complexes allegedly had employees regularly allowing late trades.

              Again, since our Funds are less volatile and rarely hold foreign stocks, we are not natural targets for such traders. However, we strictly enforce the 4 p.m. trading deadline with shareholders who do transactions directly with the Funds. Where mutual fund “supermarkets” and other intermediaries aggregate orders for our Funds from their clients, they are required, by contract, to observe the same 4 p.m. deadline. In short, we play by the rules.

Market Commentary—Economy Recovering, but Stock Prices Recovering Faster

              The market has made a dramatic recovery from the lows of a year ago. This is natural, up to a point, because many stocks were significantly undervalued in the panicky market atmosphere of last October. On the other hand, today it seems that speculation is alive and well—and that the current level of optimism is premature. Many of the technology stocks that were prominent participants in the bubble market of the ’90’s (and major casualties of the bear market) are moving up strongly again. Companies with weak balance sheets that could not raise money at any price last fall are selling bonds at very respectable interest rates. One recent study shows that, as a group, stocks of companies that are losing money have risen more than twice as much this year as companies operating in the black.

              The economy is recovering, corporate earnings prospects are improving, and many companies are making progress in strengthening their balance sheets. However, as we said last quarter, stock prices seem to be running ahead of economic reality. This leads us to remain relatively defensive, holding cash and reserves of about 20% and avoiding the more speculative stocks that are currently leading the market.

Portfolio Review

              Optimism about the economy has given many of our stocks a boost, well in advance of a recovery in their earnings. Hilton, Host Marriott, Extended Stay, and Park Place (soon to be renamed Caesars) are up over 50% off their lows on the expectation that business and leisure travelers will resume their historical travel patterns. We believe they will, but current stock prices probably fully reflect 2004 (or 2005) earnings expectations. While Archstone and Avalon Bay (apartments) and Vornado (office and commercial) have suffered (temporarily) from recession-depressed rents and occupancies, their stock prices have been supported by their very attractive dividend yields. Other stocks that were particularly depressed because of liquidity issues (Charter and Qwest), competitive fears and operational problems (Safeway), liquidity and accounting issues (Interpublic and Western Resources) have recovered nicely from their lows and are no longer the bargains they were. In short, the steep market recovery from last October’s lows which has given us a trailing 12-month return of +25.6% has brought many of our stocks in line with their underlying business values. This is okay as long as the business values are growing (and we believe they are), but it means that our expectations for the next few quarters are modest.

              Interest rates began to rise in the quarter, and investors reacted reflexively by selling banks, thrifts, mortgage companies, and other financial service stocks. We have written often about why we disagree with the conventional wisdom that rising rates always hurt financial companies. The gist of the argument is that if interest rate changes are moderate and not totally unexpected, the well-managed bank or financial services company can “match” its assets and liabilities so as to insulate itself from interest rate risk. A large portion of our out-performance vs. the S&P over the years has been earned taking a contrarian position during periods of rising rates, and we are hopeful that we are entering another period of opportunity.

              Washington Mutual is the largest savings and loan in the country. Over the past 5 years, its earnings have grown at 18% per year, its return on equity has averaged 21% and yet it sells at 9 times estimated 2004 earnings per share. Countrywide Credit sells at 7 times 2004 earnings because people fear that earnings will collapse with the end of the mortgage refinance boom. We believe that the value of Countrywide’s mortgage servicing and the new businesses it has entered over the past several years should cushion the earnings decline and allow it to continue to be a good stock for us. Likewise, Greenpoint, US Bancorp, Fannie Mae, and Redwood Trust have good prospects, and we are glad to own them in spite of the likelihood that interest rates will work their way higher over the next few years.

              Another stock which belongs in this category is Freddie Mac. We discussed our somewhat controversial investment in Freddie in last quarter’s letter. The good news is that there has been little change in the situation—no more revelations of misdeeds by management trying to ‘smooth’ reported earnings—and as investors have reassessed the situation, the stock has risen slightly in the 3rd quarter. We have continued to hold our shares and believe that this investment should be profitable for us.

New Investments

              In spite of general valuation levels that we find unappealing, we continue to look for new investments for our portfolio. Some represent stocks we have owned before which have become available at attractive prices again, such as Costco. Some shareholders will undoubtedly question the presence of a stock like Costco, with serious “growth stock” credentials in our “value” portfolio, but as we have said before, we do not believe that “value” is the opposite of “growth.” Costco is a great company, with very strong growth prospects that was available one afternoon at a “value” price—for reasons we consider temporary.

              A new (or at least like-new) area for us (last visited in 1993) is healthcare. We have always wanted to invest in healthcare—it deals in necessities, the demographic trends are terrific, and there is an endless stream of new products, so the theoretical demand is infinite. The problem is reimbursement. The solutions involve politics—tax policies, transfer payments and rationing of care—so the future cash flows are not easy to predict. In spite of these obstacles, we have found several interesting candidates, and during the quarter, we added Lab Corporation of America to the portfolio. It should benefit from a rising number of conventional medical tests as well as genetic and other more exotic tests.

Outlook

              We are enjoying the rally and selling into it where prices seem to be getting ahead of themselves. We see opportunities in financial services companies and other selected individual stocks, but we are not expecting continued double-digit returns from today’s price levels. Market volatility will probably continue, and buying opportunities will crop up when we least expect them, so we are cautiously optimistic about the outlook for our portfolio.

Option Writing—A Strategy for a ‘Low-Expectation’ Market

              Over the years, we have occasionally written call options against some of our stock positions. It has never been a significant part of our investment strategy and we have rarely discussed it in detail in these letters. In the past year, however, we have done more call writing than usual and we have written some puts. So, this seems like a good time to offer a refresher course in option writing. For those who prefer to skip this section, the bottom line is that we believe that writing puts and calls can augment returns in a stock portfolio. They have their downside, and they are no substitute for owning great businesses for a long time, but in a market in which stocks are fully-priced, they can have a role.

Call Options

              When we “write” (sell) call options against stock we hold in our portfolios, we are giving the buyer the right to “call” (buy) shares of the stock from us at a set price (the “strike” or “exercise price”) over a limited time frame (typically 3-9 months) at the end of which the option expires worthless. We receive cash (the “premium”) at the time of the sale of the option.

              During the life of the option, there are 3 possible outcomes:

1.	If the stock falls below the exercise price, the option will expire worthless and we keep the premium. This helps offset the decline in stock value, but does not protect us completely against a sharp decline.

2.	At any time during the life of the option, if the stock is above the strike price, the owner may exercise the option and buy the stock at the strike price. If this happens, we receive the sale proceeds and keep the premium, but may miss most of the upside if the stock rises substantially.

7

3.	During the life of the option, we can buy back our call option (“cover”) and extinguish our obligation. The price we have to pay to cover may be higher or lower than the premium we received initially, so there will be a capital gain or loss on the option transactions, but we retain our stock.

              In writing the calls, we gain downside protection equal to the premium received, but limit our upside to the strike price plus premium received. Thus, we would generally engage in call writing when we like the underlying stock and want to be long-term holders, but when we believe that the upside potential is limited in the short term. Our sales of Qwest and Interpublic calls earlier this year are special cases in which we really wanted to have the stock called away and very attractive premiums led us to write calls rather than make outright sales. (This strategy would have backfired if the stocks had fallen by more than the premiums received.)

              One of the key factors in writing calls is the attractiveness of the premium received. The buyer of a call receives unlimited upside for a fixed option price, so they will generally pay a higher premium for a stock that is expected to be volatile. Thus, a controversial stock or unsettled general market conditions generally produce higher premiums. We will only write the call if we think the premium is high enough to improve our risk/reward outlook over that of owning the stock outright (or selling it).

              From an accounting point of view, when a call is written we receive cash at the time of sale but have a liability to either repurchase the call or deliver the stock if called. Since we are dealing with publicly-traded options, there is a market price every day, and we carry the option position at market as a liability. The original amount of premiums received is shown in the financial statements.

Put Options

              Puts are a mirror image of calls. When we write a put, we receive a premium and are giving someone the right to sell stock to us at a certain strike price anytime before the expiration date. If the stock is below the strike price we will have to buy the stock at the strike price. If the stock is above the strike price, the put will expire worthless and we will keep the premium. Or, prior to exercise or expiration, we may buy the put back in the open market and close out our position.

              We would sell puts rather than buying the stock outright if we believed that the strike price minus the premium received would be a very attractive price to buy the stock. The risk of having to buy a stock that has gone down a lot or failing to buy a stock that subsequently goes up are analogous to the risks of call writing.

Thanks

              The past 3 years have been trying for all investors, including our shareholders. It is too soon to declare victory over the bear market, but not too soon to say thanks for being a steady, patient group. Warren Buffett says that companies get the shareholders they deserve, so it’s good to know that we have an informed, long-term oriented group of clients.

Best Regards,

Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

New Member of our Fund Family—Weitz Balanced Fund

        On October 1, 2003 we opened our new Weitz Balanced Fund. Brad Hinton and I manage the Fund. As the name implies, the Fund is meant to provide a combination of current income and long-term capital appreciation with somewhat less volatility than a common stock fund. The Fund must invest at least 25% of assets in investment grade bonds and will normally invest 50-75% in common stocks or securities convertible into common stocks. We will shift the allocation between stocks and bonds based on the relative attractiveness of each. Many of our clients have been creating their own “balanced fund” by combining one of our equity funds with our Fixed Income Fund. If you are interested in utilizing the Weitz Balanced Fund as a vehicle for determining asset allocation, please call one of our client service representatives for information on the Fund and to receive a Prospectus. You can also read about the Fund on our website: www.weitzfunds.com. Click on “What’s New” to access the Weitz Balanced Fund page, where you can download a Prospectus. You should read the Prospectus carefully before investing.

9

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Schedule of Investments in Securities September 30, 2003 (Unaudited)

Shares		Cost	Value

	COMMON STOCKS — 78.8%
	Advertising & Marketing — 0.3%
600,000	Interpublic Group of Companies, Inc.(a)	$4,830,802	$8,472,000

	Banking — 8.4%
166,900	Astoria Financial Corp.	3,712,739	5,157,210
2,211,600	Greenpoint Financial Corp.	28,575,762	66,038,376
2,000,000	U.S. Bancorp	31,655,855	47,980,000
2,600,000	Washington Mutual, Inc.	58,703,300	102,362,000

		122,647,656	221,537,586

	Cable Television — 8.8%
8,167,995	Adelphia Communications Corp. CL A*#	1,514,658	2,572,919
13,100,000	Charter Communications, Inc., CL A*	112,195,407	53,972,000
4,900,000	Comcast Corp. - Special CL A*(a)	117,965,473	144,746,000
3,150,000	Insight Communications Co.*	55,263,131	29,988,000

		286,938,669	231,278,919

	Consumer Products and Services — 1.8%
4,340,000	Six Flags, Inc.*	61,352,118	22,828,400
947,300	Waste Management, Inc.	21,444,142	24,790,841

		82,796,260	47,619,241

	Financial Services — 10.1%
1,100	Berkshire Hathaway, Inc. CL A*	64,076,393	82,500,000
34,000	Berkshire Hathaway, Inc. CL B*(a)	65,703,098	84,864,000
350,000	Fannie Mae	22,673,050	24,570,000
1,400,000	Freddie Mac	71,132,166	73,290,000
1,486,500	Imperial Credit Industries, Inc.*	37,163	2,973

		223,621,870	265,226,973

	Health Care — 0.6%
505,900	Laboratory Corporation of America Holdings*	15,047,624	14,519,330

The accompanying notes form an integral part of these financial statements 10

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Schedule of Investments in Securities, Continued

Shares		Cost	Value

	Information Services — 0.0%
130,409	Intelligent Systems Corp.*	$122,348	$221,695

	Lodging and Gaming — 9.8%
1,424,500	Extended Stay America, Inc.*	8,928,460	21,267,785
490,000	Harrah’s Entertainment, Inc.	16,283,825	20,633,900
5,100,000	Hilton Hotels Corp.	41,900,959	82,722,000
15,000,000	Park Place Entertainment Corp.*	146,558,138	135,150,000

		213,671,382	259,773,685

	Media and Entertainment — 9.4%
114,800	Daily Journal Corp.* †	2,952,881	3,073,196
16,300,000	Liberty Media Corp.- A*	189,398,776	162,511,000
125,000	Washington Post Co. CL B	63,730,250	83,125,000

		256,081,907	248,709,196

	Mortgage Banking — 3.4%
1,150,000	Countrywide Financial Corp.	32,580,896	90,022,000

	Printing Services — 0.6%
4,807,200	Mail-Well, Inc.* †	27,931,717	16,825,200

	Real Estate and Construction — 0.6%
369,300	Forest City Enterprises, Inc. CL A	5,137,132	16,156,875

The accompanying notes form an integral part of these financial statements 11

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Schedule of Investments in Securities, Continued

Shares		Cost	Value

	Real Estate Investment Trusts — 7.7%
315,300	Archstone-Smith Trust	$7,362,491	$8,317,614
130,000	Avalonbay Communities, Inc.	5,767,049	6,084,000
12,100,000	Host Marriott Corp.*	108,038,189	129,833,000
104,675	Medical Office Properties, Inc.#	2,088,266	1,046,750
350,000	Newcastle Investment Corp.	6,125,000	8,046,500
457,830	Newcastle Investment Holdings Corp.#	164,861	2,231,921
910,000	Redwood Trust, Inc.†	17,260,367	38,584,000
200,000	Vornado Realty Trust	8,028,848	9,608,000

		154,835,071	203,751,785

	Restaurants — 0.5%
500,000	Papa John’s International, Inc.*	11,789,250	12,405,000

	Retail — 3.3%
200,000	Costco Wholesale Corp.*	5,857,160	6,216,000
3,560,000	Safeway, Inc.*(a)	90,640,601	81,666,400

		96,497,761	87,882,400

	Telecommunications — 12.0%
1,340,000	Alltel Corp.	71,336,203	62,095,600
227,500	Centennial Communications Corp.*	466,303	1,155,700
9,200,000	Citizens Communications Co.*	109,629,914	103,132,000
18,578,000	Qwest Communications International, Inc.*	226,092,483	63,165,200
1,138,000	Sprint Corp.	21,622,000	17,183,800
1,250,000	Telephone and Data Systems, Inc.	85,474,120	70,675,000

		514,621,023	317,407,300

	Utilities — 1.5%
2,150,000	Westar Energy, Inc.	37,722,433	39,667,500

	Total Common Stocks	2,086,873,801	2,081,476,685

The accompanying notes form an integral part of these financial statements 12

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Schedule of Investments in Securities, Continued

Face amount or shares		Cost	Value

	CORPORATE BONDS — 0.8%
$15,000,000	Charter Communications, Inc. Convertible 5.75% 10/15/05	$8,339,475	$13,650,000
5,000,000	Charter Communications, Inc. 8.25% 4/01/07	3,421,770	4,275,000
5,000,000	Charter Communications, Inc. 10.75% 10/01/09	3,445,714	4,112,500

	Total Corporate Bonds	15,206,959	22,037,500

	U.S. GOVERNMENT AND AGENCY SECURITIES — 4.0%
40,000,000	Federal Home Loan Bank 3.625% 10/15/04	39,786,414	40,985,160
60,000,000	Federal Home Loan Bank 4.125% 11/15/04	59,836,398	61,872,240
2,500,000	Federal Home Loan Bank 6.44% 11/28/05	2,500,975	2,753,970

	Total U.S. Government and Agency Securities	102,123,787	105,611,370

	SHORT-TERM SECURITIES — 16.5%
51,412,101	Milestone Treasury Obligations Portfolio	51,412,101	51,412,101
63,677,072	Wells Fargo Government Money Market Fund	63,677,072	63,677,072
321,000,000	U.S Treasury Bills due 10/23/03 to 12/26/03	320,520,093	320,554,670

	Total Short-Term Securities	435,609,266	435,643,843

	Total Investments in Securities	$2,639,813,813	2,644,769,398

	Total Options Written — (0.1%)		(3,537,500)
	Other Assets Less Liabilities — 0.0%		713,732

	Total Net Assets — 100%		$2,641,945,630

	Net Asset Value Per Share		$19.41

The accompanying notes form an integral part of these financial statements 13

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Schedule of Investments in Securities, Continued

Shares subject to option		Expiration date/ Strike price	Value

	OPTIONS WRITTEN
	Covered Call Options
300,000	Comcast Corp. - Special CL A*	January 2004/30	$(555,000)
300,000	Interpublic Group of Companies, Inc.	October 2003/10	(1,245,000)
300,000	Interpublic Group of Companies, Inc.	October 2003/12.50	(517,500)
400,000	Safeway, Inc.*	January 2004/22.50	(690,000)
200,000	Safeway, Inc.*	January 2004/25	(140,000)

			(3,147,500)

	Put Options
300,000	Comcast Corp. - Special CL A*	January 2004/27.50	(390,000)

	Total Options Written		$(3,537,500)

	(premiums received $3,404,449)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid security

(a)	Fully or partially pledged as collateral on outstanding written options

The accompanying notes form an integral part of these financial statements 14

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Statement of Assets and Liabilities September 30, 2003 (Unaudited)

Assets:
Investments in securities, at value:
Unaffiliated issuers (cost $2,591,668,848)	$2,586,287,002
Non-controlled affiliates (cost $48,144,965)	58,482,396	$2,644,769,398

Accrued interest and dividends receivable		4,629,895
Receivable for fund shares sold		261,127
Other		10,495

Total assets		2,649,670,915

Liabilities:
Due to adviser		2,401,883
Options written, at value (proceeds received $3,404,449)		3,537,500
Payable for securities purchased		1,568,546
Payable for fund shares redeemed		56,961
Other expenses		160,395

Total liabilities		7,725,285

Net assets applicable to outstanding capital stock		$2,641,945,630

Analysis of net assets:
Paid-in capital		$2,672,520,692
Accumulated undistributed net investment income		2,984,325
Accumulated net realized loss		(38,381,921)
Net unrealized appreciation of investments		4,822,534

Total net assets applicable to shares outstanding		$2,641,945,630

Net asset value per share of outstanding capital stock
(136,080,985 shares outstanding)		$19.41

The accompanying notes form an integral part of these financial statements. 15

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Statement of Operations Six months ended September 30, 2003 (Unaudited)

Investment income:
Dividends (including $1,183,000 from non-controlled affiliate)		$11,028,595
Interest		6,189,705

Total investment income		17,218,300

Expenses:
Investment advisory fee		12,738,025
Administrative fee		1,049,841
Custodial fees		30,942
Directors fees		24,446
Other expenses		348,163

Total expenses		14,191,417

Net investment income		3,026,883

Realized and unrealized gain (loss) on investments:
Net realized gain on securities (including net loss of $17,348
from non-controlled affiliate)	$6,604,133
Net realized gain on options written	814,151

Net realized gain		7,418,284
Net unrealized appreciation of investments (including net
appreciation of $16,385,609 from non-controlled affiliates)		395,752,124

Net realized and unrealized gain on investments		403,170,408

Net increase in net assets resulting from operations		$406,197,291

The accompanying notes form an integral part of these financial statements 16

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Statements of Changes in Net Assets

	Six months ended Sept. 30, 2003 (Unaudited)	Year Ended March 31, 2003

Increase (decrease) in net assets:
From operations:
Net investment income	$3,026,883	$8,634,236
Net realized gain (loss)	7,418,284	(45,776,118)
Net unrealized appreciation (depreciation)	395,752,124	(592,978,316)

Net increase (decrease) in net assets resulting
from operations	406,197,291	(630,120,198)

Distributions to shareholders from:
Net investment income	(2,660,926)	(6,851,523)
Net realized gains	—	(18,670,718)

Total distributions	(2,660,926)	(25,522,241)

Capital share transactions:
Proceeds from sales	285,962,229	601,952,916
Payments for redemptions	(253,591,096)	(903,310,447)
Reinvestment of distributions	2,453,252	23,706,802

Total increase (decrease) from capital share transactions	34,824,385	(277,650,729)

Total increase (decrease) in net assets	438,360,750	(933,293,168)

Net assets:
Beginning of period	2,203,584,880	3,136,878,048

End of period (including undistributed net investment
income of $2,984,325 and $2,618,368, respectively)	$2,641,945,630	$2,203,584,880

The accompanying notes form an integral part of these financial statements. 17

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Financial Highlights

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2003 (Unaudited)		Year ended March 31,			Three months ended March 31, 2000**	Year ended December 31,

			2003	2002	2001		1999	1998

Net asset value, beginning of period	$16.41		$20.79	$21.27	$18.75	$20.02	$17.68	$15.45

Income (loss) from investment operations:
Net investment income	0.02		0.06	0.13	0.31	0.08	0.21	0.06
Net gain (loss) on securities
(realized and unrealized)	3.00		(4.27)	(0.14)	3.67	(0.43)	3.42	4.00

Total from investment operations	3.02		(4.21)	(0.01)	3.98	(0.35)	3.63	4.06

Less distributions:
Dividends from net investment income	(0.02)		(0.05)	(0.21)	(0.30)	(0.20)	(0.05)	(0.16)
Distributions from realized gains	—		(0.12)	(0.26)	(1.16)	(0.72)	(1.24)	(1.67)

Total distributions	(0.02)		(0.17)	(0.47)	(1.46)	(0.92)	(1.29)	(1.83)

Net asset value, end of period	$19.41		$16.41	$20.79	$21.27	$18.75	$20.02	$17.68

Total return	18.4	%†	(20.3%)	(0.1%)	21.9%	(1.8%)†	22.1%	29.1%

Ratios/supplemental data:
Net assets, end of period ($000)	2,641,946		2,203,585	3,136,878	2,394,547	1,241,628	1,143,374	292,331
Ratio of expenses to average
net assets	1.11	%*	1.10%	1.08%	1.13%	1.19%*	1.24%	1.25%
Ratio of net investment income
to average net assets	0.24	%*	0.35%	0.69%	1.77%	1.77%*	1.57%	0.34%
Portfolio turnover rate	7%†		20%	10%	29%	5%†	29%	36%

*	Annualized

†	Not Annualized

**	The Fund changed its fiscal year end from December 31 to March 31, in this period.

The accompanying notes form an integral part of these financial statements. 18

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Notes to Financial Statements September 30, 2003 (Unaudited)

(1)	Organization

Weitz Partners, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end management investment company. At present, there is only one series authorized by the Company, the Partners Value Fund (the “Fund”). The accompanying financial statements present the financial position and results of operations of the Fund.

The Fund’s investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2)	Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States of America for the investment company industry.

(a)	Valuation of Investments

Investments are carried at value determined using the following valuation methods:

•	Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the Nasdaq exchange will be valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•	The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•	The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•	The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Fund’s Board of Directors.

19

(b)	Option Transactions

The Fund may purchase put or call options. When the Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether the Fund has realized a gain or loss on the related investment transaction. When the Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Fund may write put or call options. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether the Fund has realized a gain or loss on the related investment transaction. When the Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Fund attempts to limit market risk and enhance its income by writing (selling) covered call options. The risk in writing a covered call option is that the Fund gives up the opportunity of profit if the market price of the financial instrument increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that the Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c)	Federal Income Taxes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

(d)	Security Transactions and Distributions to Shareholders

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

Realized gains or losses are determined by specifically identifying the issue sold.

20

(e)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(f)	Securities Sold Short

The Fund periodically engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

(3)	Related Party Transactions

The Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund’s shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser is being paid a monthly fee. The annual investment advisory fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSETS BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

21

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. Prior to August 1, 2003, the annual administrative fee schedule for the Fund was as follows:

AVERAGE DAILY NET ASSETS BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000	500,000,000	0.150%
500,000,000		0.050%

Effective August 1, 2003, the annual administrative fee for average daily net assets greater than $100,000,000 is 0.100%. The breakpoint for average daily net assets greater than $500,000,000 has been eliminated. All other administrative fee rates in the above table are still applicable.

The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund’s average daily net assets. The expenses incurred by the Fund did not exceed the percentage limitation during the six months ended September 30, 2003.

Weitz Securities, Inc., as distributor, received no compensation for the distribution of the Fund’s shares.

(4)	Capital Stock

The Company is authorized to issue a total of one billion shares of common stock with a par value of $.00001 per share. Three hundred million of these shares have been authorized by the Board of Directors to be issued by the Fund. The Board of Directors may authorize additional shares in series without shareholder approval. Each share of stock has a pro rata interest in the assets of the Fund to which the stock of that series relates and has no other interest in the assets of any other series.

Transactions in the capital stock of the Fund are summarized as follows:

	Six months ended Sept. 30, 2003 (Unaudited)	Year Ended March 31, 2003

Transactions in shares:
Shares issued	15,132,780	34,123,381
Shares redeemed	(13,446,865)	(52,087,703)
Reinvested dividends	126,652	1,365,600

Net increase (decrease)	1,812,567	(16,598,722)

22

(5)	Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Fund during the year ended March 31, 2003 are summarized as follows:

Ordinary income	$8,374,407
Long-term capital gains	17,147,834

Total Distributions	$25,522,241

As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,618,368
Capital loss carryforward	(43,524,372)
Post October capital loss deferral	(720,811)
Unrealized depreciation	(392,484,612)

$(434,111,427)

The capital loss carryforward represents tax basis capital losses which may be carried over to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforward expires on March 31, 2011. The Fund has elected to defer realized capital losses arising after October 31, 2002. Such losses are treated for tax purposes as arising on April 1, 2003.

(6)	Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $149,162,057 and $367,554,295, respectively. The cost of investments for Federal income tax purposes is $2,641,366,675. At September 30, 2003, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $384,839,667 and $381,436,944 respectively.

(a)	Illiquid Securities

The Fund owns certain securities which have a limited trading market or certain restrictions on trading and therefore may be illiquid. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed. These differences could be material. Illiquid securities owned at September 30, 2003, include the following:

Cost

Adelphia Communications Corp. CL A	$1,514,658
Medical Office Properties, Inc.	2,088,266
Newcastle Investment Holdings Corp.	164,861

Total illiquid securities	$3,767,785

The total value of these securities at September 30, 2003, was $5,851,590, representing 0.2% of the Fund’s net assets.

23

(b)	Options Written

Transactions relating to options written are summarized as follows:

	Six months ended Sept. 30, 2003

	Number of Contracts	Premiums

Options outstanding, beginning of period	10,000	$1,726,623
Options written, during the period	18,000	3,404,449
Options exercised, during the period	(5,000)	(912,472)
Options expired, during the period	(5,000)	(814,151)

Options outstanding, end of period	18,000	$3,404,449

(7)	Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s holdings in the securities of such issuers is set forth below:

Name of Issuer	Number of Shares Held March 31, 2003	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2003	Value Sept. 30, 2003	Dividend Income	Realized Gains/(Losses)

Daily Journal Corp.	114,800	—	—	114,800	$3,073,196	$—	$—
Mail-Well, Inc.	4,127,200	680,000	—	4,807,200	16,825,200	—	—
Redwood Trust, Inc.	914,152	—	(4,152)	910,000	38,584,000	1,183,000	(17,348)

Totals					$58,482,396	$1,183,000	$(17,348)

While Insight Communications, Inc. (“Insight”), is not an affiliate of the Fund for purposes of the Investment Company Act of 1940, the Fund owns 6.2% of the Class A shares of Insight which are included in the beneficial ownership of Insight reported by Wallace R. Weitz & Company on Schedule 13G filed in accordance with the requirements of Section 13(d) of the Securities Exchange Act of 1934.

(8)	Contingencies and Commitments

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

24

(9)	Line of Credit

A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc. and to the Partners Value Fund of the Weitz Partners, Inc. (collectively, the “Funds”). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 13, 2003 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund and/or the Partners Value Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

25

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Fund’s website, www.weitzfunds.com or (iii) on the SEC’s website.

(This page has been left blank intentionally) 27

Board of Directors
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

Officers
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President

Investment Adviser
  Wallace R. Weitz & Company

Distributor
  Weitz Securities, Inc.

Custodian
  Wells Fargo Bank Minnesota,
  National Association

Transfer Agent and Dividend Paying Agent
  Wallace R. Weitz & Company

Sub-Transfer Agent
  Boston Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Partners, Inc. — Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

10/24/03

Item 2. Code of Ethics.

Not required for Semi-Annual Report.

Item 3. Audit Committee Financial Expert.

Not required for Semi-Annual Report.

Item 4. Principal Accounting Fees & Services.

Not required for Semi-Annual Report.

Items 5-6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have determined that the registrant’s disclosure controls and procedures are effective based upon an evaluation of such controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation.

Item 10. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Weitz Partners, Inc. —————————————————————

By (Signature and Title)*	/s/ Wallace R. Weitz ————————————————————— Wallace R. Weitz, President

Date	10/24/03 —————————————————————

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Wallace R. Weitz ————————————————————— Wallace R. Weitz, President

Date	10/24/03 —————————————————————

By (Signature and Title)*	/s/ Linda Lawson ————————————————————— Linda Lawson, Principal Financial Officer

Date	10/24/03 —————————————————————

*	Print the name and title of each signing officer under his or her signature.